Exhibit 10.4

EXECUTION COPY

GUARANTY

THIS GUARANTY (this “Guaranty”) dated as of February 13, 2007, is made by XM Satellite Radio Holdings Inc., a Delaware corporation (“Holdings”); XM Equipment Leasing LLC, a Delaware limited liability company (“XM Leasing”); XM Radio Inc., a Delaware corporation (“XM License”) and each additional guarantor that has executed a Counterpart Agreement in the Form of Annex A hereto (“Additional Guarantor”) (Holdings, XM Leasing, XM License and the Additional Guarantors being referenced to herein collectively as “Guarantors”).

W I T N E S S E T H :

WHEREAS, pursuant to the provisions of a Trust Agreement, dated as of the date hereof between Wells Fargo Bank Northwest, National Association, a national banking association (in its individual capacity, “Trust Company” and solely in its capacity as trustee thereunder, “Owner Trustee”), and the Owner Participant identified in Schedule I hereto (“Owner Participant”), Owner Participant authorized Owner Trustee to enter into agreements for the purchase, leasing and servicing of Buyer’s Transponders (such term and all other capitalized terms used herein and not otherwise defined having the meaning specified in Appendix A to the Participation Agreement hereinafter referred to);

WHEREAS, Owner Trustee, as Lessor, currently intends to enter into a Lease Agreement (as amended, modified or supplemented from time to time, the “Lease” and, together with the Participation Agreement, Consent and Agreement, Tax Indemnification Agreement, Purchase Agreement, Bill of Sale, Service Agreement, any Deferred Payment Note and other consents and agreements and bills of sale as specifically provided in any of the XM Agreements or Operative Documents, in each case as amended, modified or supplemented from time to time, hereinafter referred to as the “Documents” and singly as a “Document”) to be dated as of the Closing Date, with XM Satellite Radio Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings and the parent company of XM Leasing and XM License, as lessee (“Lessee”), providing for the lease by Lessee from Owner Trustee of Buyer’s Transponders;

WHEREAS, concurrently herewith, Owner Trustee has entered into a Transponder Service Agreement (as amended, modified or supplemented from time to time, the “Service Agreement”) with XM Satellite Radio Inc., a Delaware corporation and wholly-owned subsidiary of Holdings and the parent company of XM Leasing and XM License, as service provider (“Service Provider”), providing for the performance by Service Provider of certain operational services for Owner Trustee;

WHEREAS, subject to the terms and conditions of that certain Participation Agreement, dated as of February 13, 2007 (as amended or modified from time to time, the “Participation Agreement”), among Owner Participant, Holdings, XM and the other parties named therein, Owner Participant has agreed to make an equity investment in Buyer’s Transponders;

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, receipt of which is hereby acknowledged, Guarantors hereby agree for the benefit of each of the Indemnitees (collectively, the “Guaranteed Parties,” and individually, a “Guaranteed Party”) as follows:

1. Guaranty.

(a) Guarantors hereby jointly and severally unconditionally guarantee to each Guaranteed Party (i) the punctual payment when due of each and every obligation for the payment of money (including, without limitation, pursuant to any indemnity provision) of Lessee or Service Provider to such Guaranteed Party to the extent of such Guaranteed Party’s rights to such payments under any Document now or hereafter arising under any such Document (as such payment obligations are set forth therein and which obligations are subject to any and all terms, conditions and limitations now or hereafter set forth therein), (ii) the due and punctual payment of any and all money damages for breach or default by Lessee or Service Provider in respect of their respective representations, warranties, covenants and other obligations now or hereafter arising under any Document (“Damages”) and (iii) any and all reasonable fees and expenses (including, without limitation, reasonable attorneys’ fees subject to the same limitations, if any, imposed on such fees and expenses in the Documents) incurred by each Guaranteed Party in enforcing any rights of each Guaranteed Party under this Guaranty. In the event that any of the foregoing obligations for the payment of money or liabilities for Damages of Lessee or Service Provider, as the case may be, under any of the Documents, shall not be paid when due, Guarantors will immediately pay such obligations (to the extent that such obligations have not been paid when due by the Lessee or Service Provider) for the payment of money or liabilities for Damages; provided that in the event that the payment of an obligation for the payment of money or liability for Damages is required of Guarantors hereunder, Guarantors may cause such obligation or liability to be paid on their behalf by any entity affiliated with them. Such obligations for the payment of money and liabilities for Damages are collectively referred to herein as the “Guaranteed Obligations.” For purposes of this Guaranty, the terms “Lessee” and “Service Provider” shall mean each of Lessee and Service Provider, as such terms are respectively defined in Appendix A to the Participation Agreement, and each successor to or assignee or delegate of any of their respective obligations under any Document. As used herein, Lessee shall also include any Assignee or User of Lessee pursuant to Section 6(c) of the Lease.

(b) This Guaranty is a guarantee of payment and not of collectibility, is in no way conditioned or contingent upon any attempt to collect from Lessee or the Service Provider, as the case may be, or upon any other event, contingency or circumstance whatsoever.

(c) Notwithstanding anything contained herein to the contrary, this Guaranty is a guarantee of payment and not of performance.

2. Security Interest. In addition to the provisions of Section 1, Holdings hereby grants to the Owner Trustee, its successors and assigns, a first priority security interest and lien on the Satellite, all in accordance with the terms of Annex B (the “Security Annex”), the provisions of which are hereby incorporated by reference herein.

3. Security for Owner Trustee’s Obligations to Indenture Trustee. In order to secure the indebtedness evidenced by the Notes and all obligations secured by the Indenture, the Owner Trustee provides in the Indenture, among other things, for the assignment (to the extent provided therein) by the Owner to the Indenture Trustee of all of the Owner’s right, title and interest in and to this Guaranty, the Security Annex incorporated herein and the Satellite Security and for the creation of a Lien and security interest to the extent permitted by Applicable Laws in favor of the Indenture Trustee for the benefit of the Noteholders in and to the Indenture Estate as described in the granting clauses of the Indenture. Guarantors hereby consent to such assignment and to the creation of such Lien and security interest and acknowledge receipt of copies of the Indenture. Guarantors and the Owner Trustee hereby acknowledge that, for so long as the Lien of the Indenture shall be in effect, (i) this Guaranty constitutes a “Granting Clause Document” under the Indenture and (ii) the Indenture Trustee is, and is intended to be, a third party beneficiary of this Guaranty (including as to the representations and warranties, the covenants and the indemnification obligations of the Guarantors hereunder). In no event shall the Owner Trustee grant or consent to any waiver, amendment, modification or supplement to this Guaranty (except with respect to Excepted Payments) without the prior written consent of the Indenture Trustee, until the Lien of the Indenture shall have been terminated or discharged. The Owner Trustee agrees that it shall not otherwise assign or convey its right, title and interest in and to this Guaranty, except as permitted by and subject to the provisions of this Guaranty, Participation Agreement and the Indenture.

4. Guaranty Absolute. The liability of Guarantors under this Guaranty with respect to each and all of the Guaranteed Obligations shall be irrevocable and shall be absolute and unconditional irrespective of, and shall not be released, discharged or in any way affected by, any circumstance, condition or matter (whether or not any Guarantor, Lessee or Service Provider shall have any knowledge or notice thereof), including, without limitation:

(a) any waiver, extension, renewal or modification of, or any consent to departure from, any Document, including, without limitation, any waiver or consent involving a change in the amount, time, manner or place of payment of all or any of the Guaranteed Obligations contained in any Document;

(b) any exchange, release or nonperfection of any collateral, or any release or amendment or waiver of or consent or departure from any other guaranty or security agreement, for all or any of the Guaranteed Obligations contained in any Document;

(c) as to any Guaranteed Party, any failure on the part of any other Person to perform its obligations under any XM Agreement, Operative Document or other Document, as the case may be;

(d) any extension of the time for payment by Lessee or Service Provider, as the case may be, or any other Person of any Guaranteed Obligation under any Document;

(e) any failure, omission or delay by any Guaranteed Party to enforce, assert or exercise any right, power or remedy conferred on or available to it;

(f) any inability of Lessee or Service Provider to perform any agreement, covenant, term or condition contained in any Document for any reason (whether or not any Guarantor shall have any knowledge or notice thereof);

(g) the voluntary or involuntary liquidation, dissolution, sale of assets, marshalling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of or similar proceeding affecting, Lessee, Service Provider, any Guarantor, any Guaranteed Party or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

(h) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any liabilities or obligations of any Person under any Document, the Guaranteed Obligations, any collateral security for the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations or any other agreement, instrument, guarantee or security with respect to the Guaranteed Obligations or any term of any thereof;

(i) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of Buyer’s Transponders or of the Satellite for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy) regardless of the duration thereof;

(j) any merger or consolidation of Lessee, Service Provider or any Guarantor into or with any Person or any sale, lease or transfer of any of the assets of Lessee, Service Provider or any Guarantor to any other Person;

(k) any counterclaim, set off, deduction or defense Guarantors may have against any Guaranteed Party or any other Person; provided, however, that to the extent that Lessee or Service Provider has a counterclaim, set off, deduction or defense against any Guaranteed Party, this clause shall not be applicable with respect to such counterclaim, set off, deduction or defense; provided, however that the foregoing shall not apply with respect to any counterclaim, set off, deduction or defense relating to (x) any bankruptcy or insolvency proceeding involving the Lessee or Service Provider or (y) to the validity and enforceability of the Documents; and

(l) any other circumstance whatsoever, whether similar or dissimilar to the foregoing, which might otherwise constitute a legal or equitable defense available to, or a discharge of, any Guarantor in respect of this Guaranty; provided, however, that nothing contained in this Section 4 shall prevent any Guarantor from bringing an action for damages suffered by Guarantor as a result of the breach by any Person of any obligation owed by it to Lessee, Service Provider or any Guarantor or for equitable relief to obtain compliance with such. This Guaranty shall continue to be effective or be reinstated, as the case may be, with respect to any Guaranteed Party, if at any time any payment of any of the Guaranteed Obligations owed such Guaranteed Party is rescinded or must otherwise be returned by such Guaranteed Party, as the case may be, upon the insolvency, bankruptcy or reorganization of Lessee, Service Provider or any Guarantor or otherwise, all as though such payment had not been made. If the payment of any sum required to be made by Lessee or Service Provider under any Document shall at any time be prevented by reason of a case or proceeding under bankruptcy, insolvency or other similar law, Guarantors agree that, for purposes of this Guaranty and their obligations hereunder, such sum shall be deemed to be payable in accordance with the terms of such Document, and Guarantors shall immediately pay such sum and any other amounts guaranteed hereunder without further notice or demand (and, for purposes hereof, if Lessor’s exercise of remedies under Section 16 of the Lease is stayed or otherwise limited in connection with any such case or proceeding with respect to Lessee, Lessee shall be deemed to owe an amount equal to the maximum amount Lessor would be entitled to demand from Lessee in the absence of such stay or other limitations).

Notwithstanding anything in this Guaranty to the contrary, to the extent that Lessee or Service Provider has a counterclaim, set off, deduction or defense against any Guaranteed Party, the Guarantors shall be entitled to raise such counterclaim, set off, deduction or defense prior to the making of any payment with respect to that portion of the Guaranteed Obligations comprising or relating to any such counterclaim, set off, deduction or defense; provided, however that the foregoing shall not apply with respect to any counterclaim, set off, deduction or defense relating to (x) any bankruptcy or insolvency proceeding involving the Lessee or Service Provider or (y) to the validity and enforceability of the Documents.

5. Disaffirmance of Documents in Bankruptcy. Notwithstanding the rejection or disaffirmance of any Document by Lessee or Service Provider or their respective trustees in bankruptcy or similar representatives pursuant to the Federal bankruptcy law or any other law affecting creditors’ rights, including, without limitation, in the event of disaffirmance or rejection of any Document pursuant to Section 365(a) of the Bankruptcy Code or any similar provision of applicable law now or hereafter in effect, Guarantors shall remain liable, to the extent set forth herein, with respect to the payment obligations and liabilities for Damages of Lessee or Service Provider, as the case may be, under all of the Documents to the same extent as if there had been no such rejection or disaffirmance, and Guarantors will confirm their obligations hereunder upon or after such rejection or disaffirmance.

6. Waiver. Guarantors hereby unconditionally waive, as to any Guaranteed Party, to the greatest extent permitted by applicable law, (a) any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Guaranteed Party upon this Guaranty, or acceptance of this Guaranty, and the Guaranteed Obligations, (b) any requirement that any Guaranteed Party exhaust any right or take any action against Lessee, Service Provider, any other Guarantor or any other Person or any collateral, (c) any and all rights which Guarantor may have or which at any time hereafter may be conferred upon it, by statute (including but not limited to any statute of limitations), regulation or otherwise, to terminate or cancel this Guaranty, (d) all notices which may be required by statute, rule of law or otherwise to preserve any rights against Guarantors hereunder, including, without limitation, any demand, presentment, protest, proof or notice of nonpayment of any amounts payable under or in respect of the Documents, and notice of any failure on the part of Lessee or Service Provider to perform and comply with any term or condition of any Document, (e) any rights to the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any of the Documents, (f) any requirement of diligence and (g) notice of acceptance of this Guaranty. Each Guaranteed Party shall have the right to bring suit directly against any or all of the Guarantors with respect to the Guaranteed Obligations owed such Guaranteed Party, either prior to or concurrently with any lawsuit against, or without bringing suit against, Lessee or Service Provider, as the case may be. Each Guarantor assumes all responsibility for being and keeping itself informed of the Lessee’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the Guarantor’s risk hereunder. Each Guarantor acknowledges and agrees that the Guaranteed Parties shall have no obligation to investigate the financial condition or affairs of the Lessee or any other Guarantor for the benefit of such Guarantor or to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Lessee or any other Guarantor that might become known to any Guaranteed Party.

7. Amendments, Etc. No amendment or waiver of any provision of this Guaranty shall in any event be effective with respect to any Guaranteed Party unless the same shall be in writing and signed by such Guaranteed Party.

8. No Waiver, Remedies. No failure on the part of any Guaranteed Party to exercise, and no delay in any Guaranteed Party’s exercise of, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder by any Guaranteed Party preclude any other or further exercise thereof or the exercise of any other right by such Guaranteed Party. Any Guaranteed Party may specifically waive any breach of this Guaranty by a Guarantor; provided that no such waiver shall be effective or binding unless in writing, and that no such waiver shall constitute a continuing waiver of similar or other breach, or any breach by any other Guarantor; and provided, further, that no such waiver by any Guaranteed Party shall in any manner or to any extent constitute or be deemed to constitute a waiver by any other Guaranteed Party.

GUARANTORS’ SOLE OBLIGATION TO ANY GUARANTEED PARTY HEREUNDER SHALL BE AS GUARANTORS OF THE GUARANTEED OBLIGATIONS OF LESSEE AND SERVICE PROVIDER UNDER THE DOCUMENTS, SUBJECT TO ALL OF THE SPECIFIC LIMITATIONS ON SUCH GUARANTEED OBLIGATIONS EXPRESSLY PROVIDED IN SUCH DOCUMENTS (EXCEPT FOR SUCH LIMITATIONS AS ARISE AS THE RESULT OF AUTHORITY OR POWER, OR A BANKRUPTCY, INSOLVENCY OR REORGANIZATION PROCEEDING).

9. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect in accordance with the terms hereof until all of the Guaranteed Obligations owed each Guaranteed Party have been paid in full and are not subject to rescission or return, (b) be binding upon Guarantors, their respective successors and assigns, and (c) inure to the benefit of and be enforceable by the successors, transferees and assigns of each Guaranteed Party permitted by the applicable Document. Each Guarantor agrees that in the discharge of its obligations hereunder no judgment, order, or exhaustion need be obtained and no action, suit or proceeding need be brought, and no other remedies need be exhausted against Lessee, Service Provider or any other Person for performance by Guarantor of its obligations hereunder.

10. Merger or Consolidation. Except as set forth in Section 11 hereof, no Guarantor shall consolidate with or merge into any other Person or convey, transfer or lease all or substantially all of its assets as an entirety to any Person unless:

(a) the successor entity formed by such consolidation or into which it is merged or the successor entity which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be an entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia which has a substantial part of its properties and assets located within, and operates substantially within, the United States of America;

(b) such successor entity shall expressly assume in writing by instrument or instruments enforceable against it reasonably satisfactory in form and substance to Owner Trustee, the due and punctual payment of all obligations of such Guarantor under this Guaranty with the same effect as if such entity had originally been named Guarantor herein or had been a party hereto;

(c) immediately after giving effect to such transaction, no Bankruptcy Default or Event of Default, to the extent it relates to such Guarantor, shall exist; and

(d) Guarantor shall have delivered to Owner Trustee and Indenture Trustee, an opinion of counsel in scope and substance reasonably satisfactory to the Owner Trustee and Indenture Trustee stating that such consolidation, merger, conveyance, transfer or lease meet the requirements of clauses (a) and (c) above and the assumption agreement is enforceable as required by clause (b) above.

11. Merger, Consolidation of Subsidiary Guarantors.

(a) Nothing contained in this Guaranty or in any of the XM Agreements or Operative Documents shall prevent any consolidation or merger of XM Leasing, XM License or an Additional Guarantor (each, a “Subsidiary Guarantor”) with or into Lessee or another Subsidiary Guarantor, or shall prevent the transfer of all or substantially all of the assets of a Subsidiary Guarantor to Lessee or another Subsidiary Guarantor. Upon any such consolidation, merger, transfer or sale, the Guaranty of the Subsidiary Guarantor being consolidated or merged (or the assets of which are being so transferred) shall no longer have any force or effect.

(b) Nothing contained in this Guaranty or in any of the XM Agreements or Operative Documents shall prevent any consolidation or merger of a Subsidiary Guarantor with or into another entity or entities including the Lessee or another Subsidiary Guarantor, or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent the transfer of all or substantially all of the assets of a Subsidiary Guarantor, to another entity including the Lessee or another Subsidiary Guarantor authorized to acquire and operate the same in the event that such consolidation, merger or transfer complies with the terms and conditions of this Guaranty, the XM Agreements and the Operative Documents and in the event that the entity or entities acquiring the assets in any such sale or disposition or the entity or entities formed by or surviving any such consolidation(s) or merger(s) unconditionally assumes all the obligations of such Subsidiary Guarantor under this Guaranty on the terms set forth herein.

(c) Concurrently with any sale or other disposition of all or substantially all of the assets of a Subsidiary Guarantor or all of the equity interests of a Subsidiary Guarantor (in each case other than XM License or any Subsidiary Guarantor into which XM License has consolidated or merged or to which XM License has transferred its assets) to a party that is not an Affiliate of XM or Holdings, in each case, in compliance with the terms hereof, then such Subsidiary Guarantor (in the event of a sale or other disposition of all of the equity interests of such Subsidiary Guarantor) or the non-Affiliate entity acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of a Subsidiary Guarantor) shall be released from and relieved of its obligations under this Guaranty. Neither XM License nor any Subsidiary Guarantor that is a transferee of any material assets of XM License or a successor by merger, consolidation or otherwise to XM License may transfer assets to or consolidate or merge into any entity that is not a Subsidiary Guarantor or does not, in connection with such transaction, enter into a guarantee identical in all material respects to this Guaranty.

12. Notices, Etc. All notices, demands, requests, consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section 13.03 of the Participation Agreement to the address of Holdings as set forth therein.

13. Severability of This Guaranty. In case any term or provision of this Guaranty or any application thereof to any circumstance shall, in any circumstances or jurisdiction and to any extent, be invalid, illegal or unenforceable, such term or provision shall be ineffective as to such jurisdiction to the extent of such invalidity, illegality or unenforceability without invalidating or rendering unenforceable any remaining terms and provisions hereof or the application of such term or provision to circumstances or jurisdictions other than those as to which it is held invalid, illegal or unenforceable. To the extent permitted by Applicable Law, each Guarantor hereby waives any provision of law that renders any term or provision hereof invalid, illegal or unenforceable in any respect.

14. Further Assurances. Each Guarantor hereby agrees to execute and deliver all such instruments and take all such action as any Guaranteed Party may from time to time reasonably request in order to fully effectuate the purposes of this Guaranty.

15. Headings. The headings contained in this Guaranty are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

16. Governing Law. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

17. Representations and Warranties of Guarantor. Each Guarantor represents and warrants to each Guaranteed Party that:

(a) It is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization, and has all requisite power and authority to operate and own or hold under lease the properties it purports to operate and own or hold under lease, to transact the business it transacts and to otherwise enter into and perform its obligations under this Guaranty. Such Guarantor is duly qualified to do business and is in good standing in each jurisdiction wherein the failure to do so would have a material adverse effect on its financial condition, the conduct of its business and operations as presently conducted or on its ability to perform its obligations under this Guaranty.

(b) This Guaranty has been duly authorized by all necessary corporate or limited liability company action on the part of such Guarantor, and has been or on or prior to the Closing Date (or in the case of an Additional Guarantor has been or on or prior to the date of the applicable Counterpart Agreement (as delivered in accordance with Section 5.01(h) of the Participation Agreement)) will be duly executed and delivered by it, and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions hereof or thereof (i) requires any approval of stockholders or members or consent of any trustee or holders of any of its indebtedness or obligations, (ii) contravenes any law, judgment, governmental rule or regulation or Order of any Governmental Body applicable to or binding on it or any of its properties, the contravention of which could reasonably be expected to have a material adverse effect on its financial condition, the conduct of its business and operations as presently conducted or the performance of its obligations under this Guaranty, (iii) contravenes or results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, the contravention, breach or default of which could reasonably be expected to have a material adverse effect on its financial condition, the conduct of its business and operations as presently conducted or the performance of its obligations under this Guaranty, (iv) contravenes its charter, by-laws or operating agreement or (v) results in the creation of any Lien (other than Permitted Liens) upon Buyer’s Transponders or any Satellite Security.

(c) Neither the execution, delivery and performance by Guarantors of this Guaranty nor the consummation of any of the transactions contemplated hereby requires the consent, approval or authorization of, the giving of notice to, or the registration, recording or filing of any document with, or the taking of any other action in respect of any Governmental Body; provided, that , the parties acknowledge compliance with Export Control Laws (including ITAR) would be required of Persons or entities other than Guarantors (and their current outsourcers and contractors) that may in the future have or seek to have access to equipment, information or services controlled under such Export Control Laws, including, without limitation, certain of the Satellite Security.

(d) This Guaranty constitutes the legal, valid and binding obligation of each Guarantor, enforceable against such Guarantor in accordance with its terms, except as such enforcement may be subject to Bankruptcy Laws affecting creditors’ rights generally and to general principles of equity.

(e) Except as disclosed in the Legal and Regulatory Disclosures or as disclosed in writing to Indenture Trustee, Owner Trustee, Owner Participant and Note Purchasers prior to the execution of this Guaranty, there are no actions, suits, investigations or other proceedings pending against any Guarantor in any court or before any arbitrator of any kind or before or by any Governmental Body, or to the knowledge of any Guarantor threatened, which question the legality or validity of this Guaranty or which, individually or in the aggregate, if adversely determined, could reasonably be expected to have an Adverse Effect.

(f) Except as disclosed in the Legal and Regulatory Disclosures or as disclosed in writing to Indenture Trustee, Owner Trustee, Owner Participant and Note Purchasers prior to the execution of this Guaranty, it is not in violation of any Applicable Law or the Order of any Governmental Body, which violation could reasonably be expected have an Adverse Effect.

(g) It is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

(h) It has filed all Federal tax returns required to be filed by it, and all other required tax returns in respect of which the failure to file would have a material adverse effect on the financial condition of Holdings and its subsidiaries taken as a whole or on the ability of any Guarantor to perform its obligations hereunder, and has paid, or made provision for the payment of, all taxes shown to be due and payable on such returns before they have become delinquent.

(i)(A) Holdings has delivered to Owner Trustee, Indenture Trustee, Owner Participant and Note Purchasers copies of the consolidated balance sheet of Holdings and its consolidated subsidiaries as of December 31, 2005, and related statements of consolidated income and cash flow and stockholders’ equity for the fiscal year then ended, accompanied by the report of KPMG, independent accountants. Such statements fairly present in all material respects, in accordance with GAAP, the financial position of Holdings and its consolidated subsidiaries as of such date and the results of their operations and changes in their financial position for such fiscal year.

(B) Holdings has delivered to Owner Trustee, Indenture Trustee, Owner Participant and Note Purchasers copies of the unaudited consolidated balance sheet of Guarantor and its consolidated subsidiaries as of September 30, 2006, and the related unaudited statements of consolidated income and cash flow and stockholders’ equity for the nine-month period then ended. Such statements have been prepared on a basis consistent with that employed in preparation of the financial statements described in subparagraph (A) above, except as may otherwise be noted therein, and in the opinion of management reflect all adjustments which are necessary for a fair presentation of the results for the interim periods presented.

(C) Since September 30, 2006, there has been no material adverse change in Holdings’ consolidated financial condition, operations, business or properties other than as disclosed in the quarterly report on Form 10-Q for the quarter ended September 30, 2006, filed by Holdings with the Securities and Exchange Commission.

18. FCC Subsidiary. Notwithstanding anything herein to the contrary, XM License, in its capacity as a Guarantor hereunder, shall be obligated to perform its Guaranteed Obligations hereunder solely to the extent permitted under Applicable Law, including rules and regulations of the Federal Communications Commission.

19. Maximum Liability of Guarantor. Notwithstanding anything herein to the contrary, if and to the extent required in order for the Guaranteed Obligations to be enforceable against a Guarantor under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount which can lawfully be guaranteed by such Guarantor under such laws.

IN WITNESS WHEREOF, Guarantors have caused this Guaranty to be executed by its officers thereunder duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	EVP, CFO

XM EQUIPMENT LEASING LLC

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	EVP, CFO

XM RADIO INC.

By:	/s/ Joseph J. Euteneuer
Name:	Joseph J. Euteneuer
Title:	EVP, CFO

SCHEDULE I

OWNER PARTICIPANT

SATELLITE LEASING (702-4), LLC

ANNEX A TO

GUARANTY

FORM OF COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated                     , 20    (the “Counterpart Agreement”) is delivered pursuant to that certain Guaranty dated as of                     , 2007 (as it may be amended, supplemented or otherwise modified, the “Guaranty”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among XM Satellite Radio Holdings Inc., a Delaware corporation (“Holdings”); XM Equipment Leasing LLC, a Delaware limited liability company (“XM Leasing”); XM Radio Inc., a Delaware corporation (“XM License”) and certain other additional guarantors party thereto from time to time pursuant to Section 5.01(h) of the Participation Agreement.

Section 1. Agreement. Pursuant to Section 5.01(h) of the Participation Agreement, the undersigned hereby:

(a) agrees that this Counterpart Agreement may be attached to the Guaranty and that by the execution and delivery hereof, the undersigned becomes a Guarantor for all purposes under the Guaranty and agrees to be bound by all of the terms thereof and that the undersigned shall be one of the “Additional Guarantors” referred to in the Guaranty;

(b) represents and warrants that each of the representations and warranties set forth in the Guaranty and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date; and

(c) agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Guaranteed Obligations when the same shall become due, and shall not be released, discharged or in any way affected by, any circumstance, condition or matter (whether or not any Guarantor, Lessee or Service Provider shall have any knowledge or notice thereof).

Section 2. Governing Law. This Counterpart Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

[NAME OF SUBSIDIARY]

By:
Name:
Title:

Address for Notices:

_________________________________________

_________________________________________

_________________________________________

Attention:

Telecopier

with a copy to:

_________________________________________

_________________________________________

_________________________________________

Attention:

Telecopier

ANNEX B TO

GUARANTY

GRANT OF SECURITY INTEREST IN SATELLITE

1. Additional Definitions.

“Buyer’s Transponders” shall mean the Transponders (including the redundant components incorporated therein and certain other equipment) and the equipment designated and described in Appendix A to the Purchase Agreement.

“Exclusive Unique Operational Equipment” shall mean Unique Operational Equipment that relates exclusively to and that is associated exclusively with the Satellite and that is not also associated with one or more other satellites of Holdings, Service Provider or any of their Affiliates.

“Exclusive Unique Operational Information” shall mean Unique Operational Information that relates exclusively to and that is associated exclusively with the Satellite and that is not also associated with one or more other satellites of Holdings, Service Provider or any of their Affiliates

“Intellectual Property Rights” means the following intellectual property rights existing anywhere in the world (i) inventions, patents, patent applications and patent disclosures, together with reissuances, continuations, continuations-in-part, divisions, revisions, extensions and reexaminations thereof; (ii) copyrights and copyrightable works and all applications, registrations and renewals of any of the foregoing; (iii) mask works, and all applications and registrations of mask works; and (iv) database rights; and (iv) trade secrets and rights to proprietary information.

“Location” of Holdings, shall mean Holdings’ “location” as determined pursuant to Section 9-307 of the UCC as in effect on the date hereof in the State of New York.

“Permanent Orbital Location” shall mean the orbital position of 115° West Longitude.

“Proceeds” shall mean the following property: (1) whatever is acquired upon the sale, lease, license, exchange or other disposition of the Satellite Security and (2) whatever is collected on, or distributed on account of, the Satellite Security.

“Purchase Agreement” shall mean the Transponder Purchase Agreement dated as of the Closing Date, between Owner Trustee and Holdings, relating to Buyer’s Transponders, in substantially the form of Exhibit B to the Participation Agreement.

“Satellite” shall mean (a) for purposes of the definition of “Satellite Security,” those portions of XM-4 other than Buyer’s Transponders, and (b) for all other purposes, XM-4 in its entirety, or those portions of XM-4 other than Buyer Transponders, as the extent that the context may require.

“Satellite License” shall mean XM’s (or its Affiliates’) license from the FCC to operate the Satellite for satellite digital audio radio services, including the authority required to place the Satellite in its Permanent Orbital Location and to operate the Satellite at that location.

“Satellite Security” shall mean the Satellite and all of Holdings’ right, title and interest in any Exclusive Unique Operational Equipment and any Exclusive Unique Operational Information (including, for the avoidance of doubt, all Holdings’ Intellectual Property Rights therein to the extent the same constitutes Exclusive Unique Operational Equipment or Exclusive Unique Operational Information), in each case whether now owned or hereafter from time to time acquired by Holdings, to the extent that a grant of a security interest therein is permitted by Applicable Law and subject to the receipt of any necessary prior Governmental Authority approvals, and any Proceeds in respect of the foregoing. For the avoidance of doubt, in no event shall the Satellite Security include any Unique Operational Information or Unique Operational Equipment that is also associated with one or more other satellites in use by Holdings, Service Provider or any of their Affiliates.

“Secured Obligations” shall mean any obligation of Holdings under the Guarantee Agreement relating to the payment of Rent by Lessee.

“Security Annex” shall mean this Annex B.

“Security Event” shall mean any exercise of dispossessory remedies under Section 16 of the Lease as a result of an Event of Default.

“Service Agreement” shall mean the Transponder Service Agreement relating to Buyer’s Transponders, substantially in the form of Exhibit F to the Participation Agreement, dated as of the Closing Date, between Service Provider and Owner Trustee.

“Service Provider” shall mean XM Satellite Radio Inc., a Delaware corporation.

“Services” shall mean the satellite operational services described in Section 1.2 of the Service Agreement.

“Termination Date” shall mean the earliest of (i) the date on which the Satellite is sold to Lessor pursuant to Section 11.03 of the Purchase Agreement, (ii) the date on which Buyer’s Transponders are sold to Holdings pursuant to Section 11.03 of the Purchase Agreement, (iii) the date on which Buyer’s Transponders are sold to Lessee pursuant to Section 19(a)(i), 19(a)(ii) or 19(a)(iii) of the Lease (other than in connection with a Substitution) (iv) the date on which the options contemplated by Sections 11.03 and 11.04 of the Purchase Agreement shall have terminated in accordance with the terms of the Purchase Agreement or (v) the date on which Lessor (or Indenture Trustee as assignee of Lessor) sells the Satellite Security pursuant to Section 4(c) of this Security Annex.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction.

“Unique Operational Equipment” shall mean the equipment, including any Intellectual Property Rights therein, which is reasonably necessary to perform any of Service Provider’s obligations under the Service Agreement and which equipment is not otherwise commercially available at reasonable cost.

“Unique Operational Information” shall mean all engineering, operating and other information, including any Intellectual Property Rights in the foregoing, reasonably necessary to operate the Satellite and provide the Services and which is not otherwise known and which cannot otherwise be obtained, using reasonable diligence, at a reasonable cost and on a timely basis from a Person other than Service Provider or its Affiliates, which shall include but is not limited to:

(A) All documents, logs, records and other information relating to the manufacture, launch, operation and maintenance of the Satellite and Buyer’s Transponders, which information shall include: (i) any ad hoc reports describing anomaly investigations and the resolutions thereof; (ii) historical satellite control and operational logs; (iii) activity planning documents and schedules of events; (iv) any periodic status reports; (v) propellant consumption information and other record keeping regarding fuel; (vi) satellite configuration records, including records showing the status of each component of the Satellite; (vii) historical tracking, telemetry and control records; (viii) information regarding any Satellite conditions that are critical or require special commanding provisions; and (ix) any communications with the FCC or any other Governmental Authority relating to the Satellite (as distinct from the Satellite License);

(B) Any proprietary software and codes necessary to, or reasonably desirable for, the operation or maintenance of the Satellite;

(C) Any intellectual property licenses relating to the intellectual property owned or licensed by Service Provider or Holdings and necessary to, or reasonably desirable for, the operation or maintenance of the Satellite; and

(D) Any other data, manuals, computer programs or information not listed above that is required or, if it is then currently or anticipated to be used by Service Provider or the Outsource Service Provider, reasonably desirable to operate the Satellite and provide the Services.

“XM-4” means the communications satellite, model Boeing 702-2000, known as XM-4 launched October 30, 2006 with the designated Permanent Orbital Location.

Capitalized terms defined herein shall only be applicable to this Security Annex. Unless otherwise defined herein, capitalized terms shall, for all purposes hereof, have the respective meanings assigned thereto in Appendix A to the Participation Agreement, which also contains rules as to usage that shall be applicable herein.

2. Grant of Security Interests.

(a) As security for the prompt and complete performance of all of the Secured Obligations, Holdings does hereby grant to Lessor, its successors and assigns, a continuing security interest in all of the right, title and interest of Holdings (now or hereafter acquired) in, to and under the Satellite Security, whether consisting of equipment, general intangibles, the proceeds thereof, or otherwise.

(b) Holdings hereby irrevocably authorizes Lessor, or its agent, to file with the United States Patent and Trademark Office, United States Copyright Office (or any successor office or any similar office in any other country) or any UCC filing office such documents (including, without limitation, UCC financing statements) as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest, without the signature of Holdings, and naming Holdings as the grantor or debtor and Lessor as secured party and any such UCC financing statements may describe the collateral covered thereby in any manner (including descriptions that are broader than set forth herein) the Lessor deems necessary or appropriate to perfect its security interest herein.

(c) Notwithstanding Section 2(a) of this Security Annex or the definition of Satellite Security, with respect to any lease, license, contract, property right or agreement or any of its rights or interests thereunder included within Exclusive Unique Operational Information or Exclusive Unique Operational Equipment, if and only for so long as the grant of a security interest hereunder shall constitute or result in a breach, termination or default under the terms of any such lease, license, contract, property right or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC of any relevant jurisdiction or any other Applicable Law or principles of equity) such lease, license, contract, property right or agreement shall be excluded from Satellite Security; provided, however, that such security interest shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified above; provided further, that at any time any applicable term thereof is repealed, terminated, rendered unenforceable or deemed ineffective (whether pursuant to the terms thereof or Applicable Law), Holdings shall be deemed to have granted without further action, a security interest pursuant to this Security Annex in any such lease, license, contract, property right or agreement.

3. Representations, Warranties and Covenants of Holdings.

Holdings represents, warrants and covenants to Lessor as follows:

(a) Necessary Filings. The security interests purported to be granted pursuant hereto, upon filing of the financing statements, shall constitute valid, binding, enforceable and perfected security interests in the Satellite Security in favor of Lessor, subject to no other Liens except for Permitted Liens.

(b) No Liens. Holdings is, and as to all Satellite Security acquired by it from time to time after the date hereof Holdings will be, the owner of such Satellite Security free from any Lien (except for Permitted Liens) or other right, title or interest of any Person (other than the rights of Lessor under the Purchase Agreement and the Lien created by this Security Annex), and Holdings shall defend, at Holdings’ expense, the Satellite Security against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Lessor.

(c) Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction in the United States) covering or purporting to cover any interest of any kind in the Satellite Security, and Holdings will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Satellite Security, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by Holdings and financing statements filed or to be filed in respect of and covering the security interests granted by Holdings in the Satellite Security pursuant to Appendix C of the Purchase Agreement or the Security Agreement.

(d) Information About Holdings; Changes Thereto; etc. Holdings’ exact legal name is XM Satellite Radio Holdings Inc., and Holdings’ Location is the State of Delaware. Holdings shall not change its legal name or its Location, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of any of the Operative Documents or XM Agreements and so long as the same do not involve Holdings changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, that is neither the United States nor a State thereof) if (i) it shall have given to Lessor not less than thirty (30) days’ prior written notice of each such change, together with a statement of the corrected information, and (ii) in connection with such change or changes, it shall have taken all action reasonably requested in writing by Lessor to maintain the security interests of Lessor in the Satellite Security intended to be granted hereby at all times fully perfected and in full force and effect.

(e) Trade Names; Etc. Holdings does not have or operate in any jurisdiction under, or in the preceding five years has not had or operated in any jurisdiction under, any trade name, fictitious names or other names except its legal name as specified in Section 3(d) above.

(f) Further Actions. Holdings will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Lessor from time to time such lists, descriptions and designations of its Satellite Security, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, certificates, reports and other assurances or instruments and take such further steps relating to the Satellite Security, as Lessor may reasonably request in order to perfect, preserve, protect or enforce its security interest in the Satellite Security and to fully effect the purposes of this Security Annex, including any actions required to be consistent with present and future practices of secured parties intending to perfect security interests in satellites. Holdings shall take, or cause it Affiliates and Subsidiaries to take, at Holdings’ expense, any action that Lessor may reasonably request in order to obtain from the FCC, or any other applicable Governmental Authority, such approvals as may, at any time, be necessary (i) to enable Lessor to exercise and enjoy the full rights and benefits granted to Lessor by this Security Annex and (ii) for any action or transaction contemplated by this Security Annex for which such approval is or shall be required by Applicable Law.

Without limiting the generality of the preceding paragraph, Holdings agrees to deliver to Lessor such financing statements, in form reasonably satisfactory to Lessor, as Lessor may from time to time reasonably request to establish and maintain a valid, enforceable, perfected security interest in the Satellite Security as provided herein and the other rights and security contemplated hereby. Holdings will pay any applicable filing fees, recordation taxes and related expenses relating to its Satellite Security. Holdings hereby authorizes Lessor to file any such financing statements without the signature of Holdings where permitted by law.

(g) Protection of Lessor’s Security. Except to the extent expressly permitted by the Operative Documents or XM Agreements, Holdings will do nothing to impair the rights of Lessor with respect to Lessor’s security interest in the Satellite Security. Holdings assumes all liability and responsibility in connection with the Satellite Security, and the liability of Holdings to perform the Secured Obligations shall in no way be affected or diminished by reason of the fact that such Satellite Security may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to Holdings.

(h) Costs and Expenses. Without limiting the application of any other indemnity under the Operative Documents or XM Agreements (but without duplication), Holdings agrees to pay or reimburse Lessor for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of Liens of Lessor on, and security interest in, the Satellite Security, including all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Satellite Security and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Satellite Security and Lessor’s interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Satellite Security.

4. Power of Attorney; Remedies Upon Occurrence of a Security Event.

(a) Power of Attorney. Holdings hereby constitutes and appoints Lessor its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of a Security Event (in the name of Holdings or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to Holdings under or arising out of the Satellite Security, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings that Lessor may deem to be necessary or advisable to protect its interests, which appointment as attorney is coupled with an interest.

(b) Remedies; Obtaining the Satellite Security Upon Default. Holdings agrees that, if any Security Event shall have occurred and be continuing, then and in every such case, Lessor, in addition to any rights now or hereafter existing under Applicable Law and under the provisions of the Operative Documents and XM Agreements, shall have all rights as a secured creditor under the Uniform Commercial Code, and such additional rights and remedies to which a secured creditor is entitled under the laws, in effect in any jurisdiction where any rights and remedies hereunder may be asserted and may:

(i) to the fullest extent permitted by Applicable Law, personally, or by agents or attorneys, immediately take possession or control of the Satellite Security or any part thereof, from Holdings or any other Person who then has possession or control of any part thereof with or without notice or process of law;

(ii) sell, assign or otherwise liquidate any or all of the Satellite Security or any part thereof in accordance with Section 4(c) of this Security Annex, or direct Holdings to sell, assign or otherwise liquidate any or all of the Satellite Security or any part thereof, and in each case, take possession of the proceeds of any such sale or liquidation; and/or

(iii) take any other action as specified in clauses (1) through (3), inclusive, of Section 9-607(a) of the UCC;

subject, in the case of any Exclusive Unique Operational Equipment and Exclusive Unique Operational Information, to compliance with the ITAR, in the case of the use of such Exclusive Unique Operational Equipment and Exclusive Unique Operational Information, to other approval requirements described in Section 10.4(g) of the Service Agreement, and in general, to receipt of any necessary prior Governmental Authority approvals.

The parties hereto acknowledge that it is understood that Holdings’ obligation so to deliver such Satellite Security is of the essence of this Agreement, the Operative Documents and the other XM Agreements and that, accordingly, upon application to a court of equity having jurisdiction, Lessor shall be entitled to a decree requiring specific performance by Holdings of said obligation.

(c) Remedies; Disposition of the Satellite Security. If any Security Event shall have occurred and be continuing, then any Satellite Security may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Lessor may, in compliance with any mandatory requirements of Applicable Law, determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of Applicable Law as may apply to the respective disposition. Lessor may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by Applicable Law, Lessor may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Secured Obligations against the purchase price) of the Satellite Security or any item thereof, offered for disposition in accordance with this Section 4(c) of this Security Annex. Holdings agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Satellite Security valid and binding and in compliance with any and all Applicable Laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Holdings’ expense.

To the extent permitted by Applicable Law and upon receipt of any necessary prior Governmental Authority approvals, any sale of, or the grant of options to purchase, or any other realization upon, any Satellite Security in accordance with the terms hereof shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Holdings therein and thereto and shall be a perpetual bar both at law and in equity against Holdings and against any and all Persons claiming or attempting to claim the Satellite Security so sold, optioned or realized upon, or any part thereof, from, through, and under Holdings.

(d) Remedies Cumulative. Each and every right, power and remedy hereby specifically given to Lessor shall be in addition to every other right, power and remedy specifically given to Lessor under this Security Annex, the Operative Documents or the XM Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of Lessor in the exercise of any such right, power or remedy and no renewal or extension of any of the Secured Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Security Event or an acquiescence thereof. No notice to or demand on Holdings in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of Lessor to any other or further action in any circumstances without notice or demand. In the event that Lessor shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit Lessor may recover, to the fullest extent permitted by Applicable Law, reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.

5. Miscellaneous.

(a) Obligations Absolute. The obligations of Holdings hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Holdings; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of any Operative Document or XM Agreement; or (iii) any amendment to or modification of any Operative Document or XM Agreement or any security for any of the Secured Obligations; whether or not Holdings shall have notice or knowledge of any of the foregoing.

(b) Duties of Holdings and Lessor. It is expressly agreed, anything contained in the Agreement to the contrary notwithstanding, that Holdings shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Satellite Security, and Lessor shall not have any obligations or liabilities with respect to any Satellite Security by reason of or arising out of this Agreement, nor shall Lessor be required or obligated in any manner to perform or fulfill any of the obligations of any Holdings under or with respect to any Satellite Security.

(c) Termination; Release. After the Termination Date, the effectiveness of the provisions of this Security Annex shall automatically terminate, and Lessor, at the written request and expense of Holdings, will promptly execute and deliver to Holdings a proper instrument or instruments acknowledging the satisfaction and termination of the provisions of this Security Annex (including UCC termination statements and instruments of satisfaction and discharge), and will duly assign, transfer and deliver to Holdings (without recourse and without any representation or warranty) such of the Satellite Security as may be in the possession of Lessor and as has not theretofore been sold or otherwise applied or released pursuant to this Security Annex.

Upon the completion of a Substitution and the grant and perfection, in a manner reasonably satisfactory to Lessor, of a security interest in the Substitute Satellite in favor of Lessor, Lessor’s security interest in the Satellite replaced by such Substitution shall automatically terminate and Lessor, at the request and expense of Holdings, will promptly release from the security interest created hereby (and will execute and deliver such documentation, including UCC-3 termination or partial release statements, instruments of satisfaction and discharge and the like in connection therewith) the Satellite replaced by such Substitution.

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